UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland
(CubeSmart)	001-32324	20-1024732

Delaware
(CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern, PA 19355
(Address of principal executive offices) (Zip Code)

(610) 535-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company (CubeSmart) ☐

Emerging growth company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2018, CubeSmart, a Maryland real estate investment trust (the “Company”), and CubeSmart, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into separate Amended and Restated Equity Distribution Agreements (collectively, the “Amended and Restated Equity Distribution Agreements”) with each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., Jefferies LLC, RBC Capital Markets, LLC and Barclays Capital Inc. (collectively, the “Sales Agents”) providing for the sale by the Company of up to 11,614,282 common shares of beneficial interest of the Company, $0.01 par value per share (the “Common Shares”), from time to time, through the Sales Agents in connection with the Company’s “at-the-market” offering program (the “Offering”).  The Amended and Restated Equity Distribution Agreements replace the Company’s original equity distribution agreements with the Sales Agents, dated May 7, 2013 or December 30, 2015, as applicable, as amended by Amendments Nos. 1-4 to the original equity distribution agreements (collectively, the “Original Distribution Agreements”). Prior to the date hereof, the Company sold 38,385,718 common shares pursuant to the Original Distribution Agreements.

The Common Shares are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-216768) (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2017, which became effective immediately upon filing. A prospectus supplement relating to the Offering has been filed today with the SEC.

From time to time during the term of the Amended and Restated Equity Distribution Agreements, the Company may deliver a placement notice to one of the Sales Agents specifying the length of the selling period, the amount of Common Shares to be sold, any limitation on the number of shares that may be sold in any one trading day and the minimum price below which sales may not be made.  Upon its acceptance of the placement notice from the Company, the applicable Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to solicit offers to purchase Common Shares, under the terms and subject to the conditions set forth in the applicable Amended and Restated Equity Distribution Agreement, by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”), in negotiated transactions or in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law, at prices related to the prevailing market prices or at negotiated prices subject to certain minimum prices.  The Company may instruct the Sales Agents not to sell Common Shares if the sales cannot be effected at or above the price designated by the Company in any placement notice.  The Company or any of the Sales Agents may suspend the offering of the Common Shares at any time upon proper notice and subject to other conditions.

The Company will pay each Sales Agent a commission for its services in acting as agent in the sale of Common Shares.  Each Sales Agent will be entitled to compensation in an amount not to exceed one and one-half percent (1.5%) of the gross sales price of all of the Common Shares sold through it under the applicable Amended and Restated Equity Distribution Agreement.

Under the terms of each Amended and Restated Equity Distribution Agreement, the Company also may sell Common Shares to each of the Sales Agents, as principal for its own account, at a price to be agreed upon at the time of sale.  If the Company sells Common Shares to any of the Sales Agents, as principal, it will enter into a separate sales agreement with such Sales Agent and the Company will describe such agreement in a separate prospectus supplement or pricing supplement.

The Offering of Common Shares pursuant to the Amended and Restated Equity Distribution Agreements will terminate upon the earlier of (1) the sale of all Common Shares subject to the Amended and Restated Equity Distribution Agreements or (2) termination of the Amended and Restated Equity Distribution Agreements.  The Amended and Restated Equity Distribution Agreements may be terminated by each of the respective Sales Agents or the Company at any time upon three days’ notice, and by the respective Sales Agent at any time in certain circumstances, including suspension of trading of Common Shares on the NYSE or the occurrence of a material adverse change in the Company’s business.

The Company made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Shares in the Amended and Restated Equity Distribution Agreements and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act.

The legal opinion of Pepper Hamilton LLP relating to the legality of the Common Shares offered by the prospectus supplement and the legal opinion of Pepper Hamilton with respect to certain tax matters are attached as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report on Form 8-K.

The Company intends to contribute the net proceeds from the Offering to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds from the Offering for general business purposes, including, without limitation, repayment of outstanding debt, store acquisitions, developments, joint ventures, capital expenditures, working capital and other general corporate purposes.

The Amended and Restated Equity Distribution Agreements are filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 hereto and incorporated herein by reference.  The description of the material terms of the Amended and Restated Equity Distribution Agreements is qualified in its entirely by reference to such Exhibits.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and Wells Fargo Securities, LLC.

1.2	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.3	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and BMO Capital Markets Corp.

1.4	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and Jeffries LLC.

1.5	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and RBC Capital Markets, LLC.

1.6	Amended and Restated Equity Distribution Agreement, dated July 27, 2018, by and among CubeSmart, CubeSmart, L.P. and Barclays Capital Inc.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.

Exhibit No.	Description

8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CubeSmart

By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

CubeSmart, L.P.

By: CubeSmart, its general partner

By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

Date:  July 27, 2018